Exhibit 99.1

CEB Announces Expiration Of “Go-Shop” Period Under The Merger Agreement

ARLINGTON, Va., Feb. 10, 2017 /PRNewswire/ – CEB Inc. (NYSE: CEB), a best practice insight and technology company, today announced the expiration of the 35-day “go-shop” period under the merger agreement between CEB and Gartner, Inc. (NYSE: IT) that was previously announced on January 5, 2017.

During the go-shop period, as permitted by the terms of the merger agreement, CEB and its representatives actively solicited 54 corporate parties and 23 financial sponsors, for a total of 77 potential buyers, which resulted in one party negotiating and entering into a confidentiality agreement with CEB. None of the parties contacted during the go-shop period provided CEB with an alternative acquisition proposal.

The 35-day “go-shop” period ended at 11:59 p.m. Eastern time on February 9, 2017, and thereafter, pursuant to the merger agreement, CEB became subject to customary “no shop” provisions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to customary “fiduciary out” provisions.

The acquisition is anticipated to be completed in the first half of 2017 following the satisfaction of customary closing conditions, including receipt of CEB shareholder approval.

About CEB

CEB is a best practice insight and technology company. In partnership with leading organizations around the globe, we develop innovative solutions to drive corporate performance. CEB equips leaders at more than 10,000 companies with the intelligence to effectively manage talent, customers, and operations. CEB is a trusted partner to nearly 90% of the Fortune 500 and FTSE 100, 80% of the JSE, and more than 70% of the Dow Jones Asian Titans. More at www.cebglobal.com/.

About Gartner

Gartner, Inc. (NYSE) is the world’s leading information technology research and advisory company. We deliver the technology-related insight necessary for our clients to make the right decisions, every day. From CIOs and senior information technology (IT) leaders in corporations and government agencies, to business leaders in high-tech and telecom enterprises and professional services firms, to supply chain professionals, digital marketing professionals and technology investors, we are the valuable partner to clients in more than 10,000 distinct enterprises. We work with clients to research, analyze and interpret the business of IT within the context of their individual roles. Gartner is headquartered in Stamford, Connecticut, U.S.A., and has almost 9,000 associates, including 1,900 research analysts and consultants, operating in more than 90 countries. For more information, visit www.gartner.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements may contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. CEB’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of CEB’s stockholders to adopt the merger agreement or that the companies will otherwise be unable to consummate the merger on the terms set forth in the merger agreement;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the Gartner merger consideration to be paid in the merger;

•	the risk that required governmental approvals of the merger will not be obtained;

•	the risk that Gartner following this transaction will not realize its financing or operating strategies;

•	litigation in respect of either CEB or the merger; and

•	disruption from the merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including CEB’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission on February 29, 2016 and those discussed in “Risk Factors” in the S-4 filed by Gartner with the SEC on February 6, 2017 and in the documents which are incorporated by reference therein. The forward-looking statements in this press release are based on information available to CEB as of the date hereof, and CEB disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and CEB. In connection with the proposed transaction, Gartner filed with the SEC a Registration Statement on Form S-4 on February 6, 2017 that includes the preliminary proxy statement of CEB and that also constitutes a preliminary prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this correspondence and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of CEB.

GARTNER AND CEB URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by CEB (when they become available) may be obtained free of charge on CEB’s website at www.cebglobal.com or by directing a written request to CEB care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, CEB and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of CEB’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding CEB’s executive officers and directors is included in CEB’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.

CEB Inc. Contacts:

Investors/Analysts:

Rich Lindahl

c/o jconnor@cebglobal.com

(571) 303-6956

Media:

Leslie Tullio

ltullio@cebglobal.com

(571) 303-5689

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